UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007 (April 9, 2007)
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ISLE OF CAPRI CASINOS, INC.
RETIREMENT TRUST AND SAVINGS PLAN
(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Emerson Rd., Suite 300
St. Louis, MO 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 9, 2007, the Isle of Capri Casinos, Inc. Retirement Trust and Savings Plan (“the Plan”) dismissed Piltz, Williams, LaRosa & Company (“PWLC”) as its independent registered public accounting firm and appointed RubinBrown LLP as its independent registered public accounting firm for the audit of the Plan’s fiscal year ended December 31, 2006. This change in independent registered public accounting firms was approved by the Audit Committee of Isle of Capri Casinos, Inc., the Plan sponsor.

The reports of PWLC for the fiscal years ended December 31, 2004 and 2005 contained no adverse opinions or disclaimers of opinion, nor did they contain qualified or modified opinions related to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004, and through April 9, 2007, there have been no disagreements with PWLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWLC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2004 and 2005, and through April 9, 2007, the Plan did not have any reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided PWLC with a copy of the above disclosure and requested PWLC to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with such disclosures. The letter of PWLC to the Commission, dated April 10, 2007 is attached to this Form 8-K as Exhibit 99.1.

During the Plan’s fiscal years ended December 31, 2005 and 2004, and through April 9, 2007, nobody acting on behalf of the Plan has consulted RubinBrown LLP regarding (i) either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Plan’s financial statements (consequently no written report to the Plan or oral advice was provided that RubinBrown LLP concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue), or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Letter from Piltz, Williams, LaRosa & Company to the Securities and Exchange Commission, dated April 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Isle of Capri Casinos, Inc. as Plan sponsor of the Retirement Trust and Savings Plan, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.
RETIREMENT TRUST AND SAVINGS PLAN

Date: April 12, 2007	By:	/s/Robert Boone
	Name:	Robert Boone
	Title:	Plan Administrator

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Letter from Piltz, Williams, LaRosa & Company to the Securities and Exchange Commission, dated April 10, 2007